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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form 8-K
                                    --------

                          Commission File No. 000-26991

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT of 1934

DATE OF REPORT (Date of earliest event reported) September 12, 2002
                                                 ------------------

                       Anthony & Sylvan Pools Corporation
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             (Exact name of registrant as specified in its charter)


              Ohio                                        31-1522456
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(State of Incorporation)                      (IRS Employer Identification No.)


 6690 Beta Drive, Mayfield Village, Ohio                    44143
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code     (440) 720-3301
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                                   NOT APPLICABLE
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          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS
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         On September 12, 2002, Anthony & Sylvan Pools Corporation (the
"registrant") issued the press release attached as Exhibit 99.1 to this report and incorporated herein by reference.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      Anthony & Sylvan Pools Corporation


                                      By  /s/ STUART D. NEIDUS
                                          -----------------------------------
                                                    Stuart D. Neidus
                                           Chairman and Chief Executive Officer

Dated:  September 12, 2002





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                                 [Exhibit Index]




Item No.           Description
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99.1        Press Release, dated September 12, 2002